October 2004


Dear Shareholder:

You are invited to attend Kavilco's 31st Annual Meeting to be held on November 6, 2004 at 1:00 p.m. at Ted Ferry Civic Center, 334 Front Street, Ketchikan Alaska. Details about the meeting are described in the enclosed Notice of Annual Meeting and Proxy Statement.

We urge you to attend the Annual Meeting if possible. Attendance at our shareholder meetings helps maintain good communications and understanding. Scott Burns and I will be there to report on current operations and discuss future plans. We will also provide time, as we always do, for your questions and comments.

Your vote is important! Even if you are unable to attend the Annual Meeting, we hope you will vote your proxy as soon as possible.

Sincerely,

/s/LOUIS A. THOMPSON

Louis A. Thompson
President\Chief Executive Officer

                              KAVILCO INCORPORATED
                        600 University Street, Suite 3010
                             Seattle, WA 98101-1129

                              NOTICE OF 31ST ANNUAL
                             MEETING OF SHAREHOLDERS


DATE                         November 6, 2004

REGISTRATION        11:00 a.m. - 12 noon

MEETING BEGINS      1:00 p.m.

PLACE               Ted Ferry Civic Center, 334 Front Street, Ketchikan, Alaska

ITEMS OF BUSINESS   (1)     To elect 3 directors to Class III, with a term
                            expiring in 2007.  Incumbents are Laird A. Jones,
                            Melanie Locklear and Louis A. Thompson.

                    (2)     To ratify the Company's selection of
                            independent public accountants

                    (3)     To consider such other business as
                            may properly come before the meeting
                            or any adjournments thereof.

RECORD DATE         You are entitled to vote if you were a shareholder at the
                    close of business on October 4, 2004.

VOTING BY PROXY Promptly complete, sign and return the enclosed proxy in the postage paid envelope provided, even if you plan to attend the meeting. You may vote in person at the meeting even though you have previously signed and mailed a proxy.

THIS PROXY STATEMENT AND PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT OCTOBER 7, 2004.

By order of the Board of Directors,


/s/JOHN CAMPBELL


John Campbell
Secretary

                              KAVILCO INCORPORATED
                        600 University Street, Suite 3010
                             Seattle, WA 98101-1129

                                 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q.       WHY AM I RECEIVING THESE MATERIALS?
A. The Board of Directors of Kavilco Inc. is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at Kavilco's Annual Meeting. Only shareholders of record holding Class A shares at the close of business on October 4, 2004 are entitled to vote. As a shareholder with Class A shares you are requested to vote on the proposals described in this proxy statement. All shareholders should complete and mail their proxy even if they plan to attend the meeting. The bylaws of the Corporation state that at least a majority of the total number of shares of Class A stock must be present, either in person or by proxy, to establish a quorum at the meeting. Conducting business will begin when a quorum is established.

Q.       WHAT IS THE QUORUM REQUIREMENT OF THE MEETING?
A. The quorum requirement for holding the meeting and transacting business is a majority of the shares of Class A stock. The shares may be present in person or by proxy. Kavilco currently has 11,576.83 shares outstanding of Class A stock. Kavilco knows of no person to be the beneficial owner of more than 5% of the outstanding shares of the Company.

Q.       WHAT IS A PROXY?
A. PROXY - 1. the authority to act for another, as in voting, 2. a document so authorizing one or a person so authorized.

         By completing and returning the enclosed proxy card, you will authorize the Board members elected during our last Annual Meeting, a majority of them or any of them acting alone in the absence of others to vote your shares for you. As your proxy, you are authorizing them to vote all of your shares with all the powers you would have if you were personally present. If you do not want to appoint the individuals named in the proxy card to act as your proxy (that is to vote your shares for you) you may, as provided in the bylaws, appoint someone else to act as your proxy by giving that person a written authorization to vote your shares of stock on your behalf at the Annual Meeting. Proxies may also be solicited personally, by telephone, by employees, officer and agents of the Company.

         Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors.

Q.       HOW CAN I VOTE MY SHARES?
A. Each Class A shareholder is entitled to one (1) vote for each share owned and may vote the total number of his or her shares for as may persons as there are directors being elected. Alternatively, shareholders are entitled to cumulative voting and may give a nominee as many votes as equal to the number of directors to be elected multiplied by the number of shares owned. Also, shareholders may allocate these votes on the same principle among any number of nominees. Using the sample proxy card included in this packet of materials, complete the Proxy card with your name on it and mail it to Kavilco's Inspector of Elections in the enclosed envelope.

Q.       CAN I CHANGE MY VOTE?
A. If you change your mind after voting, you may revoke your proxy and change your proxy instructions prior to the Annual Meeting, either by telephoning Scott Burns, Chief Financial Officer at Kavilco's Seattle office, providing a written statement to Kavilco at the address above, or by voting again at the meeting.

Q.       WHO WILL COUNT THE VOTE?
A. Representatives of Mecham, Richardson & Company will tabulate the votes and act as the Inspectors of Election.

Q. WHO WILL BEAR THE COST OF SOLICITING VOTES AND SEC COMPLIANCE FOR THE MEETING? A. Kavilco Incorporated will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials as well as submitting it to the Securities and Exchange Commission for review.

Q. MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?
A. You may submit proposals for consideration at future shareholder meetings as follows:

         o TO BE INCLUDED IN THE PROXY STATEMENT. In order for a shareholder proposal to be considered for inclusion in Kavilco's proxy statement for next year's Annual Meeting, the written proposal must be received by the Secretary no later than August 1, 2005. These proposals must be in writing and sent to: Kavilco Incorporated, 600 University Street, Suite 3010, Seattle, Washington 98101. These proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.
         o TO BE RAISED FROM THE FLOOR. Similarly, in order for a shareholder proposal to be raised from the floor during next year's Annual Meeting, the shareholder's written notice must be received before May 2, 2005 and must contain certain information as required.

Pursuant to regulations, this proxy and accompanying materials have been submitted to the Securities and Exchange Commission for review in conjunction with this mailing.

                            PROPOSALS TO BE VOTED ON

(1)      ELECTION OF DIRECTORS

Kavilco's bylaws provide that the corporation shall be managed by a Board of Directors composed of nine (9) members elected in three classes, each consisting of three (3) members. The election of directors is staggered so that only three
(3) directors are elected each year. The Board of Directors recommends the election of the three nominees listed below, all of who are presently Board members, to serve a three (3) year term and until their successors are elected and qualified:

                                 Laird A. Jones
                                Melanie Locklear
                                Louis A. Thompson

Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors.

BOARD STRUCTURE AND COMPENSATION
The Board officers as defined by the corporate by-laws are President/Chairman, Vice President, Secretary and Treasurer. However, Kavilco does not currently have a Treasurer, but employs a Chief Financial Officer. The Board President/Chairman also is employed as Chief Executive Officer. The Board of Directors recommends the election of the Class III incumbents: Laird Jones, Melanie Locklear and Louis A. Thompson.

All cash compensation paid by the Company for the year ended December 31, 2003, to each of the most highly paid Executive Officers, whose cash compensation exceeds $60,000.00, and to all executive officers as a group, is as shown in the following table:

                             CASH COMPENSATION TABLE

               (A)                  (B)                     (C)
        Name of Individual      Capacities In               Cash
        or Number in Group      Which Served            Compensation
        ------------------      ------------            ------------

        Louis A. Thompson      Chief Executive           $   90,826
                               Officer, Chairman and
                               President

        Scott Burns            Chief Financial           $  112,720
                               Officer

All the executive officers as a group  (2 persons)       $  203,546

COMPENSATION PURSUANT TO PLANS

The Company has a retirement plan for its employees that is a defined contribution plan with the annual contribution being equal to 20% of the participant's salary. All contributions are pooled in a brokerage trust account held at Charles Schwab.



               INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

On the Record Date, there were 11,576.83 shares of Class A Stock of the Company outstanding. The following table shows the beneficial ownership of the officers and Directors of the Company, individually and as a group, of Class A stock as of October 4, 2004:

-----------------------------------------------------------------------------------------------------------------
                                   Term
                     Positions &               Office as           Principal Occupation &    Amount of Beneficial
                     Offices with the          Director   Director Employment During Past    Ownership/% of Class
Name                 Company            Class  Expires    Since    Five Years                A on 9/30/04
------------------ -------------------- ----- ----------- -------- ------------------------- --------------------

Louis A.           President/CEO        III   2004        1972     Chief Executive Officer    137
Thompson                                                                                     1.18%
Age 68

Louis Jones, Sr.   Director/Vice        II    2006        1979     Chief Engineer             130
Age 67             President                                       Alaska Marine Hwy.        1.12%

John Campbell      Director/            II    2006        1994     Self-employed              162
Age 35             Secretary                                                                 1.39%

Jeane Breinig      Director             I     2005        1993     English Professor          140
Age 49                                                             University of Alaska      1.20%

Kenneth Gordon     Director             II    2006        1994     Self employed house        100
Age 44                                                             painter/student           .86%

Ramona Hamar       Director             I     2005        1973     Office Manager for a       150
Age 61                                                             Dentist's office          1.29%

Laird A. Jones     Director             III   2004        1994     Community Director Quota   100
Age 49                                                             Specialist                .86%

Melanie Locklear   Director             III   2004        1997     Sign Shop Owner            100
Age 35                                                                                       .86%

Marie K. Miller    Director             I     2005        2003     Human Resources Manager    100
Age 39                                                                                       .86%

Scott Burns        Chief Financial                                 Chief Financial Officer   - 0 -
Age 58             Officer                                         for Kavilco              - 0 -%
-----------------------------------------------------------------------------------------------------------------

                              FAMILY RELATIONSHIPS

BOARD MEMBER                         RELATIONSHIP
Louis A. Thompson, President/CEO     No relationship to any Board Members
Louis Jones, Sr., Vice President     1st Cousin to Laird Jones and Jeane Breinig
                                     Brother to Ramona Hamar
John Campbell, Secretary             1st Cousin to Kenneth Gordon
Jeane Breinig, Director              1st Cousin to Laird Jones, Ramona Hamar and
                                     Louis Jones, Sr.
Kenneth Gordon, Director             1st Cousin to John Campbell
Ramona Hamar, Director               1st Cousin to Laird Jones and Jeane Breinig
                                     Sister to Louis Jones, Sr.
Laird Jones, Director                1st Cousin to Jeane Breinig, Ramona Hamar
                                     and Louis Jones, Sr.
Melanie Locklear, Director           Sister to Marie Miller
Marie Miller, Director               Sister to Melanie Locklear

The Securities and Exchange Commission Section 8.08[3][b] requires "if any of the persons listed are related by blood, marriage or adoption (up through first cousins), the relationship must be explained."

Laird Jones, John Campbell and Jeane Breinig also serve on the Board of Directors of Kasaan Haida Heritage Foundation. None of Kavilco's other directors hold directorships anywhere else.

The Company does not have an auditing, nominating or compensation committee. However the Board of Directors reviews annually the auditor's independence letter, management letter, statement of auditing standards letter and internal control memo. The Board of Directors selects nominees from incumbent directors of the Company. The Board of Directors review employee's compensation every three years and occasionally reviews per diem and fees, the last review and subsequent increase took place in January 2000.

The Board of Directors held six regular bimonthly meetings for the year ended December 31, 2003.

                            COMPENSATION OF DIRECTORS

Each officer and director receives $1,100 in fees and $500 in per diem for each meeting they attend. In addition the Company pays for up to 4 days of travel and hotel expenses to attend the meetings. Several directors also participate in a Company medical insurance program.

(2)      RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The approval of selection of Anderson ZurMuehlen & Company, P.C. as independent public accountants of the Company is voted on by the Board of Directors at their Board meeting prior to the Annual meeting. Shareholders are asked to approve or ratify this selection. Unless the proxy holders are instructed otherwise, proxies will vote for the selection of Anderson ZurMuehlen & Company, P.C. as independent public accountants. If this selection is not approved, the Board of Directors intends to take the matter under advisement. No representative of Anderson ZurMuehlen & Company, P.C. is expected to be present at the Annual meeting.

Kavilco paid Anderson ZurMuehlen & Company, P.C. $2,500 for income tax preparation and $13,500 for audit services for the fiscal year ended December 31, 2003 for a total of $16,000.

                                  OTHER MATTERS

The Board of Directors knows of no matters, other than those mentioned in the proxy, to be brought before the meeting. However, if other matters do properly come before the meeting, it is the intention of the proxy holders to vote proxies according to their best judgment.

By Order of the Board of Directors

/s/LOUIS A. THOMPSON

Louis A. Thompson,
President

Seattle, Washington
October, 2004

                              KAVILCO INCORPORATED
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 6, 2004

As to matters 1 and 2, discretionary authority is hereby granted to any such matter as to which no choice is indicated. Discretionary authority is hereby granted as to any other matters that may lawfully come before the meeting. Management knows of no other matters to be considered by the Shareholders.


CHECK BOX (A) OR (B)

(1)
         (A) [ ] TO VOTE DISCRETIONARY for the election of three Nominees as set forth in the Board of Directors' Proxy Statement for the three-year terms ending in 2007. The undersigned hereby appoints John Campbell, Kenneth Gordon, and Louis Jones, Sr. or any of them, Proxies for the undersigned to vote on their behalf.
         (B) [ ] TO VOTE DIRECTED in the manner set forth below for the election of the Nominees below for the Board of Directors of the Corporation for three-year terms ending in 2007.

                    Nominee          Number of Shares X 3 = Number of Votes Cast
                    ------------------------------------------------------------

                    Laird A. Jones                   X 3
                                         ----------      --------------------
                    Melanie Locklear                 X 3
                                         ----------      --------------------
                    Louis A, Thompson                X 3
                                         ----------      --------------------

(2) To ratify the selection of Anderson ZurMuehlen & Co., P.C., as the independent public accountants for the Company.

     FOR [   ]             AGAINST [   ]                      ABSTAIN [   ]


THE BOARD OF DIRECTORS MAKES THE FOREGOING PROPOSALS AND THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED.

                                     Number of shares  _________________
                                     Dated ______________________________, 2004



Name:                             X_____________________________________________
Class
# of Shares                        Sign here as name appears to the left



                      IMPORTANT: Executors, Administrators, Trustees, Guardians should so indicate.